OTHER EXPENSES	12 Months Ended
Dec. 31, 2022
OTHER EXPENSES
OTHER EXPENSES

22.OTHER EXPENSES

The following table sets out amounts recognized in the other expenses line item in the consolidated statements of income:

	Year Ended December 31,
	2022	2021
Loss on disposal of property, plant and mine development (Note 9)	$8,754	$9,451
Interest income	(9,820)	(3,937)
Temporary suspension and other costs due to COVID-19	11,275	13,353
Acquisition costs (Note 5)	95,035	12,943
Environmental remediation	10,417	576
Gain on sale of exploration properties	—	(10,000)
Other costs	25,647	(68)
Total other expenses	$141,308	$22,318

In the year ended December 31, 2022 the Company incurred $95.0 million of transaction and severance costs in connection with the Merger (Note 5), (2021 - $10.0 million). In the year ended December 31, 2021, $2.9 million of transaction costs were incurred by the Company in connection with the acquisition of TMAC (Note 5).

In the year ended December 31, 2022, other costs comprised primarily of $6.7 million in write-offs of prepaid deposits and supplies, $6.5 million in losses incurred on an insurance claim related to a fire at Meadowbank, $3.5 million in legal claims and $2.3 million  in property tax reassessments.

On March 19, 2021, the Company completed the sale of certain non-strategic exploration properties in exchange for aggregate consideration of $10.0 million in cash and shares of the purchasers, receivable over time on the transaction anniversary each year until March 19, 2024. As all exploration costs related to these properties were expensed when incurred, the carrying value of the properties at the transaction closing was nil and the Company recognized a gain on sale equal to the consideration amount of $10.0 million.